Exhibit 24

Information Regarding Joint Filers

Designated Filer of Form 4/A: Ardsley Advisory Partners LP

Date of Earliest Transaction Required to be Reported: December 19, 2019

Issuer Name and Ticker Symbol: Marrone Bio Innovations Inc. (MBII)

Names:	Ardsley Advisory Partners LP, Ardsley Advisory Partners GP LLC, Ardsley Partners I GP LLC, Philip J. Hempleman, Ardsley Partners Renewable Energy Fund, L.P., Ardsley Partners Advanced Healthcare Fund, L.P., Ardsley Partners Fund II, L.P., and Ardsley Duckdive Fund, L.P.

Address:	Ardsley Advisory Partners 262 Harbor Drive, 4th Floor Stamford, CT 06902

Signatures:

The undersigned, Ardsley Advisory Partners LP, Ardsley Advisory Partners GP LLC, Ardsley Partners I GP LLC, Ardsley Partners Renewable Energy Fund, L.P., Ardsley Partners Advanced Healthcare Fund, L.P., Ardsley Partners Fund II, L.P., and Ardsley Duckdive Fund, L.P., are jointly filing the attached Statement of Changes in Beneficial Ownership of Securities on Form 4/A with respect to the beneficial ownership of securities of Marrone Bio Innovations Inc.

ARDSLEY ADVISORY PARTNERS LP

/s/ Steve Napoli

Signature

Steve Napoli/ Member of its general partner

Name/Title

ARDSLEY ADVISORY PARTNERS GP LLC

/s/ Steve Napoli

Signature

Steve Napoli/Member

Name/Title

ARDSLEY PARTNERS I GP LLC

/s/ Steve Napoli

Signature

Steve Napoli/Member

Name/Title

PHILIP J. HEMPLEMAN

/s/ Steve Napoli*

Signature

Steve Napoli/Attorney-in Fact for Philip J. Hempleman

Name/Title

ARDSLEY PARTNERS FUND II, L.P.

By: Ardsley Partners I GP LLC, General Partner

/s/ Steve Napoli

Signature

Steve Napoli/Member

Name/Title

ARDSLEY PARTNERS ADVANCED HEALTHCARE FUND, L.P.

By: Ardsley Partners I GP LLC, General Partner

/s/ Steve Napoli

Signature

Steve Napoli/Member

Name/Title

ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

By: Ardsley Partners I GP LLC, General Partner

/s/ Steve Napoli

Signature

Steve Napoli/Member

Name/Title

ARDSLEY DUCKDIVE FUND, L.P.

By: Ardsley Partners I GP LLC, General Partner

/s/ Steve Napoli

Signature

Steve Napoli/Member

Name/Title

* Executed by Steve Napoli as Attorney-in-Fact for Philip J. Hempleman. The Power of Attorney for Mr. Hempleman is attached as Exhibit 2 to the Statement on Schedule 13G/A with respect to the Common Stock of Vaxgen, Inc., filed on February 15, 2006, and is incorporated herein by reference.